As filed with the Securities and Exchange Commission on June 26, 2008
1933 Act File No. 333-
1940 Act File No. 811-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO.

Kayne Anderson MLP Investment Company
(Exact Name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 556-2721

David J. Shladovsky, Esq. KA Fund Advisors, LLC 1800 Avenue of the Stars, Second Floor Los Angeles, California 90067 (Name and Address of Agent for Service)	Copies of Communications to: David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000

Approximate Date of Proposed Public Offering:  From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☑

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered(1)	Price Per Unit	Offering Price(2)	Fee
Common Stock, $0.001 par value per share(3)			$350,000,000	$13,755

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $350,000,000.

(3)	Includes shares that the underwriters have the option to purchase solely to cover over-allotments, if any.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:

Facing Sheet
Contents of the Registration Statement
Part A — Prospectus and Form of Prospectus Supplement of the Registrant
Part B — Statement of Additional Information of the Registrant
Part C — Other Information
Signature Page
Exhibits

PART A

PROSPECTUS AND FORM OF PROSPECTUS SUPPLEMENT OF REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated June 26, 2008
BASE PROSPECTUS

Common Stock

We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our net assets plus any borrowings (our “total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies, and we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, shares of our common stock, $0.001 par value per share, in one or more offerings. We may offer our common stock in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in our common stock.

We may offer and sell our common stock to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our common stock involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our common stock, see “Plan of Distribution.” We may not sell our common stock through agents, underwriters or dealers without delivery of a prospectus supplement.
(continued on the following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 12 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is          , 200 .

(continued from the previous page)

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in MLPs. As of May 31, 2008, Kayne Anderson and its affiliates managed approximately $9.3 billion, including approximately $4.8 billion in MLPs and other Midstream Energy Companies.

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on May 31, 2008 was $28.00 per share, and the last sale price per share of our common stock on the NYSE on such date was $30.68. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage — Effects of Leverage,” “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Investors in our preferred stock are entitled to receive cash dividends at an annual rate that may vary for each dividend period. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors. Holders of our floating rate senior unsecured notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate senior unsecured notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement and any free writing prospectus authorized by us. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement or any free writing prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, any free writing prospectus or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

i

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, we may sell, at any time, and from time to time, separately or together in one or more offerings, shares of our common stock described in this prospectus. The common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement and free writing prospectuses, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A statement of additional information, dated [          ], 2008 (“SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our SAI, by calling (877) 657-3863/MLP-FUND, by accessing our web site (http://www.kaynefunds.com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

ii

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to KA Fund Advisors, LLC and its managing member, Kayne Anderson Capital Advisors, L.P. and its predecessor; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; “MLPs” refers to energy-related master limited partnerships, limited liability companies treated as partnerships, and their affiliates; and “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets.

About Kayne Anderson MLP Investment Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. After the payment of offering expenses and underwriting discounts, we received approximately $711 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over allotment option, the aggregate net proceeds were approximately $786 million. Since that time, we have completed the following capital raising transactions: (a) five series of auction rate senior notes in an aggregate principal amount of $505 million, (b) one series of auction rate preferred stock in an aggregate amount of $75 million, (c) two underwritten public offerings of our common stock for aggregate proceeds after the payment of offering expenses and underwriting discounts of approximately $205 million, and (d) one direct placement of our common stock to purchasers in a privately negotiated transaction for proceeds after the payment of offering expenses of approximately $28 million. As of November 30, 2007, we had approximately 43.2 million shares of common stock outstanding, net assets applicable to our common stock of approximately $1.3 billion and total assets of approximately $2.2 billion.

Our $75 million of Series D Auction Rate Preferred Stock (“ARP Shares”) pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares may be as short as one day or as long as one year or more. Since February 14, 2008, our auctions have failed to generate sufficient investor interest at the maximum allowable rates under the terms of the ARP Shares. As a result, the dividend rates on the ARP Shares have been set at such maximum rates. Based on our current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable London Interbank Offered Rate (“LIBOR”) rate.

On June 19, 2008, we issued $450 million of floating and fixed rate senior unsecured notes (collectively, the “Senior Notes”) in a private placement offering. We used the net proceeds from that offering and borrowings from our revolving credit facility to redeem $505 million aggregate principal amount of our four outstanding series of auction rate senior notes due 2045 (“Series A, B, C and E Notes”) and one outstanding series of auction rate senior notes due 2047 (“Series F Notes”). Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes.

The Offering

We may offer, from time to time, shares of our common stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our common stock to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of common stock involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Our Portfolio Investments

Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Finally, we may also, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We intend to invest at least 50% of our total assets in publicly traded (i.e., freely tradable) securities of MLPs and other Midstream Energy Companies and may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc. (“Moody’s”), B- by Standard & Poor’s or Fitch Ratings (“Fitch”), or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

On a limited basis, we may also use derivative investments to hedge against interest rate and market risks. We may also utilize short sales to hedge such risks and as part of short sale investment strategies.

About Our Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of May 31, 2008, Kayne Anderson and its affiliates managed approximately 9.3 billion, including approximately 4.8 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Use of Financial Leverage

We leverage our common stock through the issuance of preferred stock, debt securities, our revolving credit facility and other borrowings. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage.

The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. Throughout this prospectus, our debt securities, including Senior Notes, our revolving credit facility or other borrowings are collectively referred to as “Borrowings.” See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. See “Use of Leverage.”

Because Kayne Anderson’s fee is based upon a percentage of our average total assets, Kayne Anderson’s fee is likely to be higher since we employ leverage. Therefore, Kayne Anderson has a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders. There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

Dividends and Interest

As of the date of this prospectus, we have paid dividends to common stockholders every fiscal quarter since inception, significant portions of which have been characterized as returns of capital for federal income tax purposes. We expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes. We intend to continue to pay quarterly dividends to our common stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. We will pay dividends and interest on our preferred stock and debt securities, respectively, in accordance with their terms. See “Dividends” and “Tax Matters.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our common stock in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. See “Use of Proceeds.”

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, unlike most investment companies, we are subject to corporate income tax to the extent we recognize taxable income. As a partner in MLPs, we have to report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters.”

Risk Management Techniques

We may, but are not required to, use various hedging and other transactions to seek to manage interest rate and market risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.” “— Risks Related to Our Investments and Investment Techniques — Derivatives Risk,” “Investment Objective and Policies — Investment Practices — Hedging and Other Risk Management Transactions” and “Our Investments — Our Use of Derivatives, Options and Hedging Transactions” in our SAI. There is no guarantee we will use these risk management techniques.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. Our common stock is listed on the NYSE under the symbol “KYN.”

On June 4, 2004, we issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering of common stock, par value $0.001 per share, or common stock. Those shares are held by an affiliate of Kayne Anderson.

On September 28, 2004, we issued 30,000,000 shares of common stock in an initial public offering. On October 22, 2004 and November 16, 2004, we issued an additional 1,500,000 and 1,661,900 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option of common stock were approximately $786 million after the payment of offering expenses and underwriting discounts. We completed two additional underwritten public offerings of our common stock on October 17, 2005 and April 17, 2007 for aggregate proceeds after the payment of offering expenses and underwriting discounts of approximately $205 million. On May 16, 2007, we issued an additional 820,916 shares of common stock in a privately negotiated transaction for proceeds after the payment of offering expenses of approximately $28 million.

On April 12, 2005, we issued an aggregate amount of $75 million of ARP Shares. After the payment of offering expenses and underwriting discounts, we received net proceeds of approximately $74 million from the issuance of the ARP Shares. As of November 30, 2007, the aggregate amount of ARP Shares represented approximately 3.4% of our total assets.

On June 19, 2008, we issued $450 million of Senior Notes. We used the net proceeds from that offering and borrowings on our revolving credit facility to redeem $505 million aggregate principal amount of our outstanding Series A, B, C, E and F Notes. Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes.

As of May 31, 2008, we have paid dividends to common stockholders every fiscal quarter since inception. The following table sets forth information about dividends we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

			Amount of	Additional Shares
		Percentage of Common	Corresponding	of Common Stock
		Stockholders Electing	Reinvestment	Issued through
Dividend Payment	Amount of	to Participate in	through Dividend	Dividend
Date to Common	Dividend	Dividend Reinvestment	Reinvestment	Reinvestment
Stockholders	Per Share	Program for Dividend	Program	Program

January 14, 2005	$0.2500	65%	$5,400,602	222,522
April 15, 2005	$0.4100	51%	$7,042,073	288,020
July 15, 2005	$0.4150	47%	$6,570,925	249,656
October 14, 2005	$0.4200	44%	$6,251,280	249,453
January 12, 2006	$0.4250	42%	$6,627,404	263,620
April 13, 2006	$0.4300	39%	$6,312,557	203,318
July 13, 2006	$0.4400	37%	$6,183,973	204,423
October 13, 2006	$0.4500	34%	$5,864,353	217,924
January 12, 2007	$0.4700	32%	$5,717,595	200,336
April 13, 2007	$0.4800	32%	$5,796,166	168,885
July 12, 2007	$0.4900	29%	$6,069,814	173,572
October 12, 2007	$0.4900	28%	$6,000,757	197,004
January 11, 2008	$0.4950	28%	$5,997,410	205,813
April 11, 2008	$0.4975	28%	$5,987,021	217,393

The following table sets forth information about our outstanding securities as of November 30, 2007 (the information in the table is unaudited):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Actual Amount
Title of Class	Amount Authorized	for Our Account	Outstanding	As Adjusted

Common Stock	199,990,000	0	43,225,549	43,225,549
Auction Rate Preferred Stock, Series D(1)	10,000	0	3,000	3,000
Auction Rate Senior Notes, Series A(2)	$85,000,000	0	$85,000,000	0
Auction Rate Senior Notes, Series B(2)	$85,000,000	0	$85,000,000	0
Auction Rate Senior Notes, Series C(2)	$90,000,000	0	$90,000,000	0
Auction Rate Senior Notes, Series E(2)	$60,000,000	0	$60,000,000	0
Auction Rate Senior Notes, Series F(2)	$185,000,000	0	$185,000,000	0
Senior Notes, Series G(3)	$75,000,000	0	0	$75,000,000
Senior Notes, Series H(3)	$25,000,000	0	0	$25,000,000
Senior Notes, Series I(3)	$60,000,000	0	0	$60,000,000
Senior Notes, Series J(3)	$40,000,000	0	0	$40,000,000
Senior Notes, Series K(3)	$125,000,000	0	0	$125,000,000
Senior Notes, Series L(3)	$125,000,000	0	0	$125,000,000

(1)	Each share has a liquidation preference of $25,000 ($75 million aggregate liquidation preference for outstanding shares).

(2)	On June 19, 2008, we deposited $505 million aggregate principal amount of our outstanding Series A, B, C, E and F Notes. Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes.

(3)	Issued on June 19, 2008.

Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (877) 657-3863/MLP-FUND.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table assumes that we use leverage representing 30% of our total assets. The Annual Expense table below assumes that leverage was 30% (actual leverage was 30.2%) on November 30, 2007.

Stockholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price)(1)	—%
Offering Expenses Borne by Us (as a percentage of offering price)(2)	—%
Dividend Reinvestment Plan Fees(3)	None
Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock
(assumes leverage is 30%)(5)

Annual Expenses:
Management Fees(6)	2.22%
Interest Payments on Borrowed Funds(7)(8)(11)	2.45%
Dividend Payments on Preferred Stock(8)(9)(11)	0.29%
Other Expenses (exclusive of current and deferred income tax expenses)	0.24%
Annual Expenses (exclusive of current and deferred income tax expenses)	5.20%
Deferred Income Tax Expense(10)	3.53%
Total Annual Expenses (including current and deferred income tax expenses)	8.73%

(1)	The sales load will apply only if the common stock to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Leverage representing 30.2% of our total assets at November 30, 2007 is assumed to be 30% for purposes of calculating annual expenses in the table. The annual expenses in the table assume no additional issuances of ARP Shares or common stock and no interest rate swap agreements.

(6)	Pursuant to the terms of the Investment Management Agreement, between us and KAFA, the management fee is calculated at an annual rate of 1.375% of our average total assets. In the table above, management fees are calculated based on average total assets for the fiscal year ended November 30, 2007, as adjusted for assumed leverage equal to 30.0%. Management fees of 2.22% are calculated as a percentage of net assets attributable to common stock as of November 30, 2007, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement.”

(7)	Interest Payments on Borrowed Funds in the table reflect the interest and offering expense borne by us in connection with the issuance of Borrowings as a percentage of our net assets. Interest rates were as follows: Series G Notes, 5.645%; Series H Notes, 5.063%; Series I Notes, 5.847%; Series J Notes, 5.063%; Series K Notes, 5.991%; Series L Notes, 5.113%; and revolving credit facility, 4.131%. Interest rates on Series H, J and L Notes, which are floating rate notes, are based on the 3-month LIBOR as of June 16, 2008 of 2.81% plus 2.25%, 2.25% and 2.30%, respectively. The interest rate on our revolving credit facility is based on 1-month LIBOR as of June 16, 2008 of 2.48% plus 1.65%.

(8)	Interest payment obligations on our Borrowings and dividend payment obligations on our ARP Shares have been hedged in part by interest rate swap agreements. These estimated payments made or received on our interest rate swap agreements are not included in annual expenses. As of June 16, 2008, we had interest rate swap agreements with a notional amount of $185 million. The average interest rate payable under these agreements was 3.64% as compared to the variable benchmark (1-month LIBOR) of 2.48%. Our interest rate swap agreements would increase Annual Expenses by 0.2% of net assets attributable to common stock.

(9)	Dividend Payments on Preferred Stock in the table reflect the dividends paid by us in connection with our ARP Shares as a percentage of our net assets, based on the dividend rate of 4.81% in effect as of June 16, 2008.

(10)	For the fiscal year ended November 30, 2007, we accrued $45.8 million in net deferred tax expense on our net investment loss, realized gains and unrealized gains.

(11)	As of November 30, 2007, we had $677 million of Leverage Instruments. Such Leverage Instruments represent 30.2% of total assets as of November 30, 2007. Based on the leverage assumptions above, our Total Annual Expenses would be estimated to be 8.75% of Net Assets Attributable to Common Stock.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming a 6.75% cash yield on our investments, a 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions) and expenses based on a management fee of 1.375% of average total assets and a 37.0% tax rate. Based on these assumptions, annual expenses before tax are 5.36% of net assets attributable to our common stock in year 1 and total annual expenses after tax are 9.66% of net assets attributable to our common stock in year 1. The following example also assumes that all dividends and distributions are reinvested at net asset value.

	1 Year	3 Years	5 Years	10 Years

Before tax(1)	$52	$155	$261	$550
After tax(1)(2)	$94	$282	$476	$1,006

(1)	Expenses include the 1.375% annual management fee payable to KAFA as a percentage of average total assets.

(2)	Taxes calculated based on an assumed 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions).

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value and that we are engaged in leverage of 30% of total assets, assuming a 5.22% cost of leverage. Leverage at November 30, 2007 was 30.2% of total assets. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the fiscal years ended November 30, 2005, 2006 and 2007, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in the following document filed by us with the SEC are hereby incorporated by reference into, and are made part of, this prospectus: Our Annual Report to Stockholders for the year ended November 30, 2007, contained in its Form N-CSR, filed with the SEC on February 7, 2008. A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock recently has been trading at a premium to net asset value, we cannot assure that this will continue after the offering or that our common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. The continued development of alternatives to us as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our common stock to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the dates indicated the closing market prices for our shares on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

	Closing	Net Asset Value Per Share	Premium/(Discount) to
Month Ended	Market Price	of Common Stock(1)	Net Asset Value

September 28, 2004	$25.00	$23.70	5.5%
October 31, 2004	$25.08	$23.73	5.7%
November 30, 2004	$24.90	$23.91	4.1%
December 31, 2004	$25.00	$24.25	3.1%
January 31, 2005	$25.00	$25.03	(0.1)%
February 28, 2005	$26.05	$25.27	3.1%
March 31, 2005	$26.22	$24.90	5.3%
April 30, 2005	$26.00	$24.92	4.3%
May 31, 2005	$26.00	$25.19	3.2%
June 30, 2005	$26.75	$26.01	2.8%
July 31, 2005	$27.97	$26.86	4.1%
August 31, 2005	$27.60	$26.63	3.6%
September 30, 2005	$28.06	$26.74	4.9%
October 31, 2005	$25.91	$25.98	(0.3)%
November 30, 2005	$24.33	$25.07	(3.0)%
December 30, 2005	$24.34	$24.87	(2.1)%
January 31, 2006	$25.40	$25.67	(1.1)%
February 28, 2006	$25.43	$25.48	(0.2)%
March 31, 2006	$25.98	$25.93	0.2%
April 30, 2006	$25.68	$25.85	(0.7)%

	Closing	Net Asset Value Per Share	Premium/(Discount) to
Month Ended	Market Price	of Common Stock(1)	Net Asset Value

May 31, 2006	$25.78	$26.48	(2.6)%
June 30, 2006	$25.65	$26.29	(2.4)%
July 31, 2006	$26.55	$26.73	(0.7)%
August 31, 2006	$27.68	$27.37	1.1%
September 30, 2006	$27.84	$27.13	2.6%
October 31, 2006	$28.89	$28.05	3.0%
November 30, 2006	$31.39	$28.99	8.3%
December 31, 2006	$32.98	$29.38	12.3%
January 31, 2007	$32.55	$30.17	7.9%
February 28, 2007	$32.91	$30.97	6.3%
March 31, 2007	$35.22	$32.38	3.4%
April 30, 2007	$34.92	$34.04	2.5%
May 31, 2007	$34.17	$34.13	0.1%
June 30, 2007	$33.21	$34.52	(3.8)%
July 31, 2007	$33.36	$33.75	(1.2)%
August 31, 2007	$32.66	$31.40	4.0%
September 30, 2007	$31.50	$29.95	5.2%
October 31, 2007	$31.54	$31.34	0.6%
November 30, 2007	$28.27	$30.08	(6.0)%
December 31, 2007	$29.34	$29.93	(2.0)%
January 31, 2008	$28.66	$28.51	0.5%
February 29, 2008	$29.55	$28.41	4.0%
March 31, 2008	$29.35	$26.51	10.7%
April 30, 2008	$29.43	$27.85	5.7%
May 31, 2008	$30.68	$28.00	9.6%

Source of market prices: Reuters Group PLC.

(1)	Based on our net asset value calculated on the close of business on the last day of each calendar month.

As of November 30, 2007, we had 43,225,549 shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $1.3 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of our common stock in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

RISK FACTORS

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential common stockholder should carefully consider before deciding whether to invest in our common stock offered hereby. For additional information about the risks associated with investing in our common stock, see “Our Investments” in our SAI.

Risks Related to Our Business and Structure

Competition Risk

At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. There are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, tax law changes have increased, and future tax law changes may again increase the ability of mutual funds and other regulated investment companies or other institutions to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but future tax law changes could adversely impact our ability to make desired investments in the MLP market. As a taxable corporation, we are not subject to the limitations on investments in MLPs that apply to mutual funds and other regulated investment companies under current tax law.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a business development company listed on the NYSE under the ticker “KED,” and KA First Reserve, LLC, a newly organized private investment fund with approximately $200 million in total assets and $300 million of undrawn equity commitments as of May 31, 2008, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, we and any portfolio company that we control are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit our affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to us or any portfolio company that we control certain securities or other property and from lending to and borrowing from us or any portfolio company that we control monies or other properties.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of securities we hold as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”) member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. Unless stated otherwise in the related prospectus supplement, KA Associates, Inc. may be a member of a selling group for an offering of our securities.

Valuation Risk

Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value.”

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and dividends that we pay declines.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, net asset value per share and percentage premium to net asset value per share of our common stock on May 31, 2008 were $30.68,  $28.00 and 9.6%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or preferred stock, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior debt securities or preferred stock by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. In addition, we are subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Preferred Stock.”

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector Risk

Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many MLPs and other Midstream Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk.  MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

Commodity Pricing Risk.  The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices that remain at such level or higher may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Midstream Energy Companies.

Acquisition Risk.  The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.  Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and like Treasury bonds, the prices of MLP securities typically decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise.

Affiliated Party Risk.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.  The operations of MLPs and other Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

MLP Risks.  An investment in MLP units involves certain risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

MLPs and Other Midstream Energy Company Risk

MLPs and other Midstream Energy Companies are also subject to risks that are specific to the industry they serve.

MLPs and other Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others. Further, extremely high commodity prices that remain at such level or higher may adversely affect the demand for services provided by MLPs and other Midstream Energy Companies.

MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. In addition, the rising costs of fuel, explosives and labor may not be recovered immediately through increased revenues.

MLPs and other Midstream Energy Companies engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions depends upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Tax Risks

Tax Risk of MLPs.  Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of dividends received by our common stockholders. Under current law, qualified dividend income is taxed at the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

Deferred Tax Risks of MLPs.  As a limited partner in the MLPs in which we invest, we will receive our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our net operating loss carryforwards, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We will accrue deferred income taxes for our future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon our sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Deferred Tax Risks of Investing in our Common Stock.  A reduction in the percentage of a distribution offset by tax deductions, losses, or credits or an increase in our portfolio turnover will reduce that portion of our common stock dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common stockholders. See the “Tax Matters” in this prospectus and also in our SAI.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds.”

Equity Securities Risk

MLP common units and other equity securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.

Certain of the MLPs and other Midstream Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Liquidity Risk

Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the NYSE, American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in our investment sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of November 30, 2007, we held investments in approximately 60 issuers.

As of November 30, 2007, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of November 30, 2007, there were 71 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Interest Rate Risk

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like Treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 10%-25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments.

Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. Under the terms of the outstanding interest rate swap agreements as of June 16, 2008, we are obligated to pay a weighted average rate of 3.64% on a notional amount of $185 million. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Prepayment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our SAI.

DIVIDENDS

As of May 31, 2008, we have paid dividends to common stockholders every full fiscal quarter since inception, on the dates and in the respective amounts set forth below:

Dividend Payment Date to Common Stockholders	Amount

January 14, 2005	$0.2500
April 15, 2005	$0.4100
July 15, 2005	$0.4150
October 14, 2005	$0.4200
January 12, 2006	$0.4250
April 13, 2006	$0.4300
July 13, 2006	$0.4400
October 13, 2006	$0.4500
January 12, 2007	$0.4700
April 13, 2007	$0.4800
July 12, 2007	$0.4900
October 12, 2007	$0.4900
January 11, 2008	$0.4950
April 11, 2008	$0.4975

We intend to continue to pay quarterly dividends to our common stockholders, funded in part by our distributable cash flow. Our distributable cash flow is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us, other payments on securities owned by us and income tax benefits, if any, less current or anticipated operating expenses, taxes on our taxable income, if any, and our leverage costs. We expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes.

Our quarterly dividends to common stockholder are authorized by our Board of Directors out of funds legally available therefor. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate.

We pay dividends on ARP Shares in accordance with the terms thereof. ARP Shares pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares could be as short as one day or as long as a year or more. As of June 16, 2008, the dividend rate on the ARP Shares was 4.81%. This dividend rate does not include commissions paid to the auction agent in the amount of 0.25% or the effect of our outstanding interest rate swap agreement as of June 16, 2008 (weighted average fixed rate of 3.64% on a notional amount of $185 million).

All of our realized capital gains, if any, net of applicable taxes, and any cash and other income from investments not distributed as a dividend will be retained by us. Unless you elect to receive your common stock dividends in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan.

The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to the ARP Shares and any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our dividends will be paid from sources other than our current or accumulated earnings, income or profits. The portion of the dividend which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash dividend reinvested share of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master Limited Partnerships.  MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the

MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs, coal MLPs, upstream MLPs and marine transportation MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil and natural gas produced and the demand for and price of crude oil and natural gas.

•	Marine transportation MLPs provide transportation and distribution services for energy related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products natural gas liquids and liquefied natural gas.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Equity Securities of MLPs.  Equity securities of MLPs include common units, subordinated units, I-Shares and general partner interests of such companies.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one ratio after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities of Publicly Traded Midstream Energy Companies.  Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions. We intend to invest in securities of MLP affiliates as part of our investment in Midstream Energy Companies. MLP affiliates include entities that own general partner interests or, in some cases, subordinated units, registered or unregistered common units or other limited partner interests in an MLP.

Securities of Private Companies.  Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities.  The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position.  During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Investment Practices

Hedging and Other Risk Management Transactions.  We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the dividends and interest paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.

We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”

Use of Arbitrage and Other Strategies.  We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”

We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We do not anticipate that these strategies will comprise a substantial portion of our investments. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 10%-25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.

The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any preferred stock or debt securities (“senior securities”) representing indebtedness, must have an “asset coverage” of at least 300% (33 1/3% of our total assets after such issuance). With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that we elect to be treated as a regulated investment company, such provisions would impair our status as a regulated investment company under the Code. Subject to our ability to liquidate our relatively illiquid portfolio, we intend to repay the Borrowings.

Certain types of Borrowings, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay dividends and distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position.”

Effects of Leverage

On June 19, 2008, we issued $450 million of Senior Notes, certain of the Senior Notes have fixed interest rates and others have floating rates. The following Senior Notes have fixed interest rates: Series G Notes — 5.645%; Series I Notes — 5.847% and Series K Notes — 5.991%. The Series H, J and L Senior Notes are floating rate notes whose interest payments are based on 3-month LIBOR as of May 31, 2008, plus 2.25%, 2.25% and 2.30%, respectively. We used the net proceeds from the private offering of our Senior Notes, together with borrowings from our revolving credit facility, to redeem $505 million aggregate principal amount of our outstanding Series A, B, C, D, E and F Notes, effective June 19, 2008.

The interest rates payable by us on our borrowings made under our revolving credit facility with Custodial Trust Company (an affiliate of our administrator) are variable based upon the 1-month LIBOR plus 1.65%. As of June 16, 2008, the interest rate payable on our borrowings under our revolving credit facility was 4.131%. As of June 16, 2008, the dividend rate for the ARP Shares was 4.81%. The dividend rate for the ARP Shares does not include commissions paid to the auction agent in the amount of 0.25%. Assuming that our leverage costs remain as described above, excluding the effect of the outstanding interest rate swaps, our average annual cost of leverage would be 5.22%. Income generated by our portfolio as of November 30, 2007 (net of our estimated related expenses) must exceed 3.00% in order to cover such leverage costs. These numbers, which do not include the impacts of our interest rate swap agreements, are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” The table further reflects the issuance of Leverage Instruments representing 30.0% of our total assets, net of expenses, and our estimated leverage costs of 5.22%. For the purposes of this table it is assumed that leverage is 30% of total assets. As of November 30, 2007 our leverage was 30.2%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(20.6)%	(12.0)%	(3.4)%	5.2%	13.8%

Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KA Fund Advisors, LLC. Our Board currently consists of five directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company registered under the 1940 Act, that is advised by Kayne Anderson.

Independent Directors

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director/Officer

Anne K. Costin (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since July 2004	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.
Steven C. Good (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/served since July 2004	Senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc.; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.
Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since June 2005	Adjunct Professor and Tenured Professor at the University of Southern California School of Cinema-Television since 2007 and 1995, respectively. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(1) from 1998 to 2002.	KYE; Teeccino Caffe Inc.; the Caucus for Television Producers, Writers & Directors Foundation; and Partners for Development
William H. Shea (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	Kayne Anderson Energy Total Return Fund, Inc.; and Penn Virginia Corp.

Interested Director

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director/Officer

Kevin S. McCarthy* (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/served since July 2004	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. From November 2000 to May 2004, Global Head of Energy at UBS Securities LLC. President and Chief Executive Officer of Kayne Anderson Total Energy Return Fund, Inc. (“KYE”) and Kayne Anderson Energy Development Company (“KED”) since inception (KYE inception in 2005 and KED inception in 2006).	Kayne Anderson Energy Total Return Fund, Inc.; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C; Direct Fuel Partners, L.P.; and ProPetro Services, Inc.

*	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, our investment adviser.

Officers

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director/Officer

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYE since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005 and of KED since 2006.	None
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served since June 2005	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2001. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006.	None
James C. Baker (born 1972)	Executive Vice President	Elected annually/served since June 2005	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE since 2005 and of KED since 2006. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Inc.

Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P., a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson

Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Jody C. Meraz, Marc A. Minikes and Ian S. Sinnott.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chief Executive Officer of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund and Vice President of Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Kurt Prohl is a Managing Director of Kayne Anderson. Mr. Prohl is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2007, he was a vice president in the energy investment banking group at BMO Capital Markets where he focused on securities underwriting and mergers and acquisitions across the energy sector. Prior to joining BMO in 2005, he was a director in the energy investment banking group at UBS Securities LLC and Paine Webber Incorporated, focusing on the MLP industry. Mr. Prohl earned a B.A. in both Business and Political Science from Lafayette College in 1989 and an M.B.A. from the Amos Tuck School at Dartmouth College in 1996.

Jody C. Meraz is a Vice President for Kayne Anderson. He is responsible for providing analytical support for energy investments. Prior to joining Kayne Anderson in 2005, Mr. Meraz was an analyst in the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. in Economics from the University of Texas at Austin in 2001.

Marc A. Minikes is a research analyst for KACALP. He is responsible for providing research coverage of the electric utility, power generation, and marine transportation industries. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Ian S. Sinnott is a research analyst for KACALP. He is responsible for providing research coverage in royalty and income trusts and MLPs. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.

Jen Shigei is a research analyst for KACALP. She is responsible for providing research coverage for master limited partnerships. Prior to joining Kayne Anderson in 2007, she was manager of planning and performance analysis and manager of investor relations at Pacific Energy Partners, L.P. where she focused on corporate planning and forecasting. From 1999 to 2004, she was in the business planning group at The Walt Disney Company.

Ms. Shigei earned a B.A. in History from Tufts University in 1994 and a Masters in Social and Economic Development from the University of Pennsylvania in 1996.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our investment adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and KAFA, effective for periods commencing on or after December 12, 2006, we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets.

For purposes of calculation of the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after an initial two-year term commencing on December 12, 2006, so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because Kayne Anderson’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 30.3% of our total assets as of November 30, 2007.

For periods ending on or before December 11, 2006, we paid KACALP, the investment adviser originally party to the contract, a basic management fee at an annual rate of 1.75% of our average total assets, adjusted upward or downward (by up to 1.00% of our average total assets), depending on the extent to which, if any, our investment performance for the relevant performance period exceeded or trailed the performance of the Standard and Poor’s (“S&P”) 400 Utilities Index plus 6.00% over the same period. At a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with Kayne Anderson described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to

KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with Kayne Anderson is available in our November 30, 2006 annual report to stockholders.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE (generally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals). The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes and our net operating loss carryforwards, if any. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, 199,990,000 of which are classified as common stock and 10,000 of which are classified and designated as Series D Auction Rate Preferred Stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

As of June 24, 2008, we had 43,225,549 shares of common stock outstanding and 199,990,000 shares of common stock authorized. Shares of our common stock are listed on the NYSE under the symbol “KYN.”

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

So long as Senior Notes or other senior securities representing indebtedness are outstanding, our common stockholders will not be entitled to receive any distributions from us unless all accrued interest on such senior indebtedness has been paid, and unless our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

So long as any ARP Shares or other series of our preferred stock are outstanding, except as contemplated by our articles supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to ARP Shares or other series of our preferred stock as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for our shares ranking junior to ARP Shares or other series of our preferred stock as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends and upon liquidation), unless (1) there is no event of default under the Senior Notes or other senior securities representing indebtedness that is continuing; (2) immediately after such transaction, we would have “eligible assets” with an aggregate “discounted value” at least equal to the “basic maintenance amount” (as each of these terms are defined in the articles supplementary) and we would maintain asset coverage of at least 200% with respect to all outstanding senior securities of the Company which are stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the Senior Notes or other senior securities representing indebtedness, (4) full cumulative dividends on ARP Shares or other series of our preferred stock due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of required to be redeemed by any provision for mandatory redemption contained in the articles supplementary.

The offering of common stock hereby, if made, has been approved by the Board of Directors and, any sale of common stock by us will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class will expire in 2008, and the current terms for the second and third classes will expire in 2009 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

DESCRIPTION OF PREFERRED STOCK

As of June 24, 2008, we had 3,000 shares of preferred stock outstanding, and 10,000 shares of preferred stock authorized, all of which were classified and designated as Series D Auction Rate Preferred Stock. Our currently outstanding ARP Shares are not listed on any exchange or quoted on any automated quotation system. ARP Shares generally may only be bought or sold through an auction process. The auctions for our outstanding ARP Shares generally occur every seven (7) days, and determine the dividend rate to be paid for each dividend period. Since February 14, 2008, our auctions have failed to generate sufficient investor interest at the maximum allowable rates under the terms of the ARP Shares. As a result, the dividend rates on the ARP Shares have been set at such maximum rates. Based on our current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR rate.

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Our common stockholders have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy.

Prior to the issuance of shares of any other class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Preferred stock (including outstanding ARP Shares) ranks senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to debt securities.

Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as ARP Shares are outstanding, additional issuances of our preferred stock must be considered to be of the same class as ARP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with ARP Shares with respect to the payment of dividends and upon the distribution of our assets in liquidation.

Dividends.  Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on preferred stock. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.

Limitations on Dividends, Distributions and Redemptions.  Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to our Borrowings, that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to our senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock). In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, preferred stock may be prohibited (1) at any time that an event of default under our Borrowings has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with our Borrowings; or (3) we have not redeemed the full amount of our Borrowings required to be redeemed by any provision for mandatory redemption.

Liquidation Rights.  In the event of our liquidation, dissolution or winding up of our the affairs, whether voluntary or involuntary, the holders of preferred stock then outstanding, in preference to the holders of common stock, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of our creditors, including the holders of our debt securities, of a liquidation preference in the amount equal to $25,000 per share of the preferred stock, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. After payment of the full amount of a liquidating distribution, the holders of preferred stock will not be entitled to any further right or claim to our remaining assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our the affairs.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.

In connection with the election of the Board of Directors, the holders of preferred stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The holders of outstanding common stock and preferred stock voting together as a single class, shall elect the balance of the directors. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, in the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

The affirmative vote of the holders of a majority of the outstanding preferred stock voting as a separate class, determined with reference to a “vote of a majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to, among other things, amend, alter or repeal any of the preferences, rights or powers of holders of such class so as to affect materially and adversely such preferences, rights or powers. The affirmative vote of the holders of a majority of the outstanding shares of any series of preferred stock, voting separately from any other series, will be required to approve any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the matter presented to the stockholders.

Market.  Our preferred stock may be bought or sold at an auction that normally will be held periodically by submitting orders through a broker-dealer who has entered into an agreement with the auction agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Our preferred stock is not listed on an exchange or automated quotation system. Preferred stock may be transferred outside of an auction through a Broker-Dealer or other broker-dealer.

Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

DESCRIPTION OF DEBT SECURITIES

Our Charter authorizes us to borrow money without the prior approval of our stockholders. We may issue additional Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any Borrowings will rank senior to our common stock and any preferred stock that we issue.

On June 19, 2008, we issued $450 million of Senior Notes. We used the net proceeds from that offering and borrowings on our revolving credit facility to redeem $505 million aggregate principal amount of our outstanding Series A, B, C, E and F Notes. Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes. Senior Notes rank senior in liquidation and distribution rights to our common stock and preferred stock. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets.

Interest.  The interest rates payable by us on our floating rate Senior Notes (Series H, J and L Notes) will vary based on the 3-month LIBOR plus 2.25%, 2.25% and 2.30%, respectively. The fixed rate Senior Notes will bear interest from the date of issuance at an anticipated fixed rate equal to 5.645% per annum for the Series G Notes, 5.847% per annum for the Series I Notes and 5.991% per annum for the Series K Notes. Interest on debt securities will be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. With respect to our senior securities representing indebtedness, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We are subject to certain restrictions imposed by guidelines of two rating agencies that issued ratings for the Senior Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of Borrowings also may result our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Senior Notes; Remedies.  Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

•	default in the payment of any principal make-whole amount or floating rate prepayment amount, if any, on any series of Senior Notes when due and payable whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the payment of any interest on any series of Senior Notes when due and payable and payable and the continuance of such default for more than five business days;

•	default in the performance of our compliance with certain agreements, covenants or warranties of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days, subject to certain exceptions;

•	generally, the failure to pay our debts when they are due;

•	default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any indebtedness that is outstanding in an aggregate principal amount of at least $5 million beyond any period of grace provided with respect thereto, or default in the performance of or compliance with any term of any evidence of any indebtedness in an aggregate outstanding principal amount of at least $5 million or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such indebtedness becomes due and payable before its stated maturity or before its regularly scheduled dates of payment;

•	failure to pay our debts as they become due; filing, or consent by answer or otherwise to the filing against us of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction; assignment for the benefit of our creditors; consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to us or with respect to any substantial part of our property; adjudication as insolvent or to be liquidated; or we take corporate action for the purpose of any of the foregoing;

•	an order by a governmental authority appointing, without our consent, a custodian, receiver or trustee or with respect to any substantial part of our property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or we take advantage of any bankruptcy or insolvency law of any jurisdiction, or order our dissolution, winding-up or liquidation, or any such petition that has been filed against us and such petition shall not be dismissed within 60 days;

•	a final judgment or judgments for the payment of money aggregating in excess of $5 million are rendered against us and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

•	KA Fund Advisors, LLC, or one of its affiliates is no longer our advisor; or

•	if, on the last business day of each of twenty-four consecutive calendar months, the Senior Notes have a 1940 Act asset coverage of less than 100%.

Our Senior Notes provide for the following:

•	Upon the occurrence and continuance of an event of default, the holders affected by such event of default may declare the principal amount of the outstanding Senior Notes immediately due and payable;

•	Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically; and

•	At any time after a declaration of acceleration with respect to any Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to the Senior Notes, other than the non-payment of the principal of the Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Unsecured creditors of ours may include, without limitation, our service providers including Kayne Anderson, our custodian, the auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Voting Rights.  Our debt securities have no voting rights, except to the extent required by law or as otherwise provided in under the term of Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. The 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Our debt securities are not listed on an exchange or automated quotation system.

Distribution Preference.  A declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock will be restricted: (i) at any time that an event of default under our Senior Notes has occurred and is continuing; or (ii) if after giving effect to such declaration, we would not have eligible assets with an aggregated “discounted value” (as defined under the terms of the Senior Notes) equal to at least the basic maintenance amount required by each rating agency (as defined in the Senior Notes) under its respective rating agency guidelines, separately determined. In addition, the terms of any other Borrowings may contain provisions that limit certain of our activities, including the payment of dividends to holders of common and preferred stock, in certain circumstances.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI summarize the material U.S. federal income tax consequences of owning our common stock for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our taxable income. We are also obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We will accrue deferred tax liabilities associated with unrealized capital gains on our investments.

As a corporation for tax purposes, our earnings and profits are calculated using accounting methods that are different from tax calculation methods. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not, and we will not, elect to be treated as a regulated investment company under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain.

Under the current law, qualified dividend income is taxed at the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. The portion of our distributions of cash and other income from investments treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes if the stockholder satisfies applicable holding period requirements for our common stock. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on Unrelated Business Taxable Income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, ownership of our common stock will only result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% income test applicable to regulated investment companies. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service (“IRS”). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

State and Local Taxes

Our common stock dividends also may be subject to state and local taxes. Non-U.S. holders of our common stock may be subject to withholding on dividends or, in certain circumstances, on proceeds from the sale of our common stock at a rate of 30% (or lower rate reduced by treaty), in addition to any foreign taxes that may apply Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our common stock involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways:

•	directly to one or more purchasers;

•	through agents for the period of their appointment;

•	to underwriters as principals for resale to the public;

•	to dealers as principals for resale to the public; or

•	pursuant to our Dividend Reinvestment Plan.

The common stock may be sold from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices. The prospectus supplement will describe the method of distribution of our common stock offered therein.

The prospectus supplement relating to an offering of our common stock will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered common stock and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered common stock may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered common stock directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase common stock may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered common stock securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell common stock securities from time to time to one or more underwriters who would purchase the common stock as principal for resale to the public either on a firm commitment or best efforts basis. If we sell common stock to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of common stock for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the common stock unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the common stock, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement also describes the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell common stock from time to time to one or more dealers who would purchase the common stock as principal. The dealers then may resell the offered common stock to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the common stock, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the common stock. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the common stock in accordance with the terms of the common stock. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the common stock they remarket.

General Information

Agents, underwriters, or dealers participating in an offering of common stock and remarketing firms participating in a remarketing of common stock may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered common stock for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell common stock either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell common stock not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use common stock pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use common stock received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge common stock to a financial institution or other third party that in turn may sell the common stock using this prospectus. Such financial institution or third party may transfer its short position to investors in our common stock or in connection with a simultaneous offering of other common stock offered by this prospectus.

In connection with any offering of the common stock in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered common stock or any other securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

We will not require underwriters or dealers to make a market in the common stock. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the common stock not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our common stock for sale to their online brokerage account holders. Such allocations of our common stock for internet distributions will be made on the same basis as other allocations. In addition, our common stock may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company (“AST”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

The Custodial Trust Company, an affiliate of our Administrator, is the custodian of our common stock and other assets. Custodial Trust Company is located at 101 Carnegie Center, Princeton, New Jersey 08540-6231.

Ultimus Fund Solutions, LLC (“Ultimus”) is our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

LEGAL MATTERS

Certain legal matters in connection with the common stock offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of common stock are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated          , 200  )

Subject to completion, dated          , 200  .

          Shares

Common Stock
$0.001 per share

We are offering           shares of our common stock. We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our net assets plus any borrowings (our “total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). This prospectus supplement, together with the accompanying prospectus dated June   , 200  , sets forth the information that you should know before investing.

Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “KYN.” The last reported sale price of our common stock on          , 200   was           per share. The net asset value per share of our common stock at the close of business on          , 200  was          .

This investment involves risks. See “Risk Factors” beginning on page 12 of the accompanying Base Prospectus.

	Per Share	Total

Public offering price	$	$
Underwriting discounts	$	$
Proceeds, before expenses, to us	$	$

We have granted the underwriters an option to purchase up to an additional          shares of our common stock at the public offering price, less the underwriting discount, to cover over-allotments, if any.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

[Underwriter(s)]

The date of this prospectus supplement is          , 200  .

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and any free writing prospectus authorized by us, which we refer to collectively as the “Prospectus.” This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the base prospectus. The base prospectus gives more general information, some of which may not apply to this offering. If the description of this offering

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varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the base prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus or any free writing prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, any free writing prospectus or the sale of the common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated            , 2008 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling (877) 657-3863, or by writing to us. Electronic copies of the base prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them

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do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus, the statement of additional information or any free writing prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this prospectus supplement. This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the statement of additional information, and the financial statements and related notes, before making an investment decision.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. After the payment of offering expenses and underwriting discounts, we received approximately $711 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over allotment option, the aggregate net proceeds were approximately $786 million. Since that time, we have completed the following capital raising transactions: (a) five series of auction rate senior notes in an aggregate principal amount of $505 million, (b) one series of auction rate preferred stock in an aggregate amount of $75 million, (c) two underwritten public offerings of our common stock for aggregate proceeds after the payment of offering expenses and underwriting discounts of approximately $205 million, and (d) one direct placement of our common stock to purchasers in a privately negotiated transaction for proceeds after the payment of offering expenses of approximately $28 million. As of May 31, 2008, our net asset value per share of common stock was $28.00, an increase of 18.1% over our net asset value of $23.70 per share of common stock upon completion of our initial public offering (after payment of offering expenses and underwriting discounts).

On June 19, 2008, we issued $450 million of floating and fixed rate senior unsecured notes (collectively, the “Senior Notes”) in a private offering. We used the net proceeds from that offering and borrowings from our revolving credit facility to redeem $505 million aggregate principal amount of our outstanding four series of auction rate senior notes due 2045 (“Series A, B, C and E Notes”) and one series of auction rate senior notes due 2047 (“Series F Notes”). Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes.

We have paid dividends to common stockholders every fiscal quarter since inception, significant portions of which have been characterized as returns of capital for federal income tax purposes. Cumulative dividends paid since inception total $5.67 per share and our dividend rate has increased by 33% from an indicative quarterly rate of 37.5 cents per share to our most recent quarterly dividend payment of 49.75 cents per share. We intend to continue to pay quarterly dividends to our common stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. We expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes.

Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of May 31, 2008, Kayne Anderson and its affiliates managed approximately $9.3 billion, including approximately $4.8 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

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The Offering

Common stock offered	shares

Shares outstanding after the offering	shares

Use of proceeds	We expect to use approximately $ million of the net proceeds from this offering to retire a portion of our short-term debt which we incurred in connection with the acquisition of portfolio securities. Pending such investment, we intend to use the remaining net proceeds from this offering in accordance with our investment objectives and policies within approximately three months of receipt of such proceeds. See “Use of Proceeds”.

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

NYSE symbol	“KYN”

Stockholder Transaction Expense:

Sales load (as a percentage of offering price)%

Net offering expenses borne by us (as a percentage of offering price)%

Dividend reinvestment plan fees	None

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

The number of shares outstanding after the offering assumes the underwriters’ over allotment option is not exercised. If the over allotment option is exercised in full, we will issue and sell an additional          shares.

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USE OF PROCEEDS

We estimate that the net proceeds from the sale of the      shares of common stock that we are offering will be approximately $           million, after deducting the underwriting discount and estimated offering expenses payable by us. If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $           million, after deducting the underwriting discount and estimated offering expenses payable by us.

Of the net proceeds we will receive from this offering, we expect to use approximately $           to retire a portion of our short-term debt of $           million which we incurred in connection with the acquisition of portfolio securities; however, we will in the future incur future short-term term debt to make investments in portfolio companies consistent with our investment objectives.

We expect to invest the remaining net proceeds of this offering in accordance with our investment objectives and policies within approximately three months of receipt of such proceeds. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalitives or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

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CAPITALIZATION

The following table sets forth our capitalization (i) as of          , 200  and (ii) as adjusted to give effect to (a) the issuance of the common shares offered hereby, (b) reflect the redemption of our Series A, B, C, E and F Notes and (c) reflect the issuance of the Senior Notes. As indicated below, common stockholders will bear the offering costs associated with this offering.

As of , 200
	Actual	As Adjusted
($ in 000s,
except per share data)
(Unaudited)

Cash and cash equivalents	$		$(1)
Short-Term Debt:
Secured credit facility	$		$(1)
Long-Term Debt:
Senior Notes Series G(2)(3)	$	$
Senior Notes Series H(2)(3)
Senior Notes Series I(2)(3)
Senior Notes Series J(2)(3)
Senior Notes Series K(2)(3)
Senior Notes Series L(2)(3)
Total Debt:	$	$
Preferred Stock:
Series D Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (3,000 shares issued and outstanding, 10,000 shares authorized)(2)	$	$
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 199,990,000 shares authorized ( shares issued and outstanding; shares issued and outstanding as adjusted)(2)(4)	$	$
Paid-in capital(5)
Net investment loss, net of income taxes less dividends and distributions
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes
Net unrealized gains on investments and interest rate swap contracts, net of income taxes

Net assets applicable to common Stockholders	$	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to retire a portion of our short-term debt of approximately $ million which we incurred in connection with the acquisition of portfolio securities. We intend to reborrow under our credit facility to make investments in portfolio companies in accordance with our investment objective.

(2)	We do not hold any of these outstanding securities for our account.

(3)	Issued on June 19, 2008.

(4)	This does not include shares that may be issued in connection with the underwriters’ over allotment option.

(5)	As adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of common stock offered hereby ($ ), less $0.001 par value per share of common stock ($ ), less the underwriting discount ($ ) and less the net estimated offering costs borne by us ($ ) related to the issuance of the shares.

S-4

UNDERWRITING

[TO BE FURNISHED AT TIME OF OFFERING]

S-5

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriter by          . Paul, Hastings, Janofsky & Walker LLP and           may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the Investment Company Act of 1940, as amended, and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended November 30, 2007. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

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Until          , 200  , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

           Shares

Common Stock

PROSPECTUS SUPPLEMENT

[Underwriter(s)]

          , 200

SUBJECT TO COMPLETION, DATED [               ], 2008

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “Kayne Anderson” or “Adviser”) is our investment adviser.

This statement of additional information relates to the offering, from time to time, of our common stock. This statement of additional information does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated [          ], 200[  ] and any related prospectus supplement. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common stock. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our common stock. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863/MLP-FUND or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This statement of additional information is dated [          ], 200[  ].

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related master limited partnerships, limited liability companies and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

(1) For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

(2) We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

(3) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

(4) We may invest up to 15% of our total assets in any single issuer.

(5) We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

(6) Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

(7) We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes.

However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

OUR INVESTMENTS

Some Midstream Energy Companies operate as “public utilities” or “local distribution companies,” and are therefore subject to rate regulation by state or federal utility commissions. However, Midstream Energy Companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most MLPs and other Midstream Energy Companies with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission (“FERC”) or various state regulatory agencies.

MLPs and other Midstream Energy Companies typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing operations and pursuing so called “greenfield projects,” which involve building and operating facilities on undeveloped land that is generally cheaper and more flexible in its use than developed urban properties. External growth is achieved by making accretive acquisitions.

MLPs and other Midstream Energy Companies operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs and other Midstream Energy Companies may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs and other Midstream Energy Companies are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Additional Information About MLPs

An MLP is structured as a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership generally eliminates tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to offer its securities to the public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets’ full value on the marketplace by selling the assets and use the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986, the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

The sponsor or general partner of MLPs, Midstream Energy Companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows and other tax items generated from these acquired assets directly to MLP limited partner unit holders.

In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of directors of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

The MLP itself generally does not pay tax. Rather, its items of income, loss, deduction and credit are allocated to its investors for federal income tax purposes, irrespective of whether the investors receive any cash payment from the MLP with which to pay any resulting tax liability. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original tax basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

When the units are sold, an investor will realize gain or loss equal to the differences between the sales price and the investor’s adjusted tax basis. The limited partner will not be taxed on distributions until (1) the limited partner sells the MLP units and pays tax on the gain, which gain is increased due to the basis decrease due to prior distributions; or (2) distributions exceed the limited partner’s tax basis.

For a further discussion and a description of MLP-related tax matters, see “Tax Matters.”

Below Investment Grade and Unrated Debt Securities

The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality.

Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, an investment us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Midstream Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

Thinly-Traded Securities

We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

We may in the future use margin borrowing of up to 30% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Our Use of Derivatives, Options and Hedging Transactions

We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

Options on Securities and Securities Indices.  We may purchase and write (sell) call and put options on any securities and securities indices.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or chased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Swap Agreements.  Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

Equity Index Swap Agreements.  In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.

Credit Default Swap Agreements.  We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

Additional Risks and Special Considerations Concerning Derivatives.  In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk.  Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Correlation Risk.  Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea. The directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to her ownership of securities issued by one of the underwriters in our previous offerings, Ms. Costin, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities. Unless noted otherwise, references to our Independent Directors include Ms. Costin.

Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good and Isenberg are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Isenberg and McCarthy are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met two times during the fiscal year ended November 30, 2007.

Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth compensation by us for the fiscal year ended November 30, 2007 to the Independent Directors. We have no retirement or pension plans.

		Total Compensation
	Aggregate	from
	Compensation	Us and Fund
Director	from Us	Complex(1)

Anne K. Costin	$43,500	$84,500
Steven C. Good	$42,500	$82,500
Gerald I. Isenberg	$46,000	$89,500
William H. Shea(2)	—	—

(1)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

(2)	As of November 30, 2007, Mr. Shea had not yet been elected a director of the Company. Mr. Shea was elected a director on March 31, 2008.

None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class expires in 2008, terms of the second and third classes expire in 2009 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

As of February 29, 2008, certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $7.2 million of our common stock.

The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of November 30, 2007:

			Aggregate Dollar Range of
	Dollar Range of		Equity Securities in All Registered
	Our Equity Securities		Investment Companies Overseen by
Director	Owned by Director		Director in Fund Complex(1)

Anne K. Costin		$50,001-$100,000	Over $	100,000
Steven C. Good		$50,001-$100,000	Over $	100,000
Gerald I. Isenberg		$10,000-$50,000		$50,001-$100,000
William H. Shea(2)		None		None
Kevin S. McCarthy	Over $	100,000	Over $	100,000

(1)	The Directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

(2)	As of November 30, 2007, Mr. Shea had not yet been elected a director of the Company. Mr. Shea was elected a director on March 31, 2008.

Except as described in the table below, as of the date of this SAI, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of February 29, 2008.

	Name of Owners
	and Relationships			Value of	Percent of
Director	to Director	Company	Title of Class	Securities	Class

Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,264,936	0.2%

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA”), our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. KAFA is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

KAFA acts as our investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to Kayne Anderson’s fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.

On September 14, 2006, at an in-person meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with Kayne Anderson Capital Advisors, L.P. (“KACALP”). Following the recommendation of the Board, the Investment Management Agreement was approved by our shareholders on December 12, 2006, and became effective on that date, replacing and superseding our previous investment advisory agreement with KACALP. On December 31, 2006, the Investment Management Agreement was assigned by KACALP to our Adviser, a subsidiary of KACALP. That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with KACALP during the fiscal year ended November 30, 2007 is available in our report to stockholders for that period.

CODE OF ETHICS

We and Kayne Anderson have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of Kayne Anderson will be governed by the applicable code of ethics.

Kayne Anderson and its affiliates manage other investment companies and accounts. Kayne Anderson may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Kayne Anderson on our behalf. Similarly, with respect to our portfolio, Kayne Anderson is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Kayne Anderson and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and Kayne Anderson have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863/MLP-FUND, or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When Kayne Anderson’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to Kayne Anderson’s Proxy Voting Committee for a final decision. If Kayne Anderson determines that such conflict prevents Kayne Anderson from determining how to vote on the proxy proposal in our best interest, Kayne Anderson shall either (1) vote in accordance with a predetermined specific policy to the extent that Kayne Anderson’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR Database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Kayne Anderson voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by Kayne Anderson that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how Kayne Anderson will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of April 30, 2008. We and Kayne Anderson Energy Total Return Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed-

end management investment company that has elected to be treated as a business development company. We pay Kayne Anderson a management fee at an annual rate of 1.375% of our average total assets.

Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of April 30, 2008. Asset amounts are approximate and have been rounded.

Registered
Investment Companies
	(Excluding us)		Other Pooled Investment Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in billions)	Accounts	($ in billions)	Accounts	($ in billions)

Kevin McCarthy	1	$1.3	0	$—	0	$—
J.C. Frey	1	$1.3	4	$0.3	0	$—

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of April 30, 2008. Asset amounts are approximate and have been rounded.

Registered
Investment Companies
	(Excluding us)		Other Pooled Investment Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in billions)	Accounts	($ in billions)	Accounts	($ in billions)

Kevin McCarthy	1	$0.3	0	$—	0	$—
J.C. Frey	1	$0.3	8	$1.8	1	$0.1

Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2007, Messrs. McCarthy and Frey owned approximately $1.2 million and $0.5 million of our equity, respectively, prior to this offering, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Directors, Kayne Anderson is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Kayne Anderson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Kayne Anderson and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Kayne Anderson considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Kayne Anderson and/or its affiliates. If approved by our Board, Kayne Anderson may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Kayne Anderson may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Kayne Anderson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Kayne Anderson or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to Kayne Anderson under the Investment Management Agreement are not reduced as a result of receipt by Kayne Anderson of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Kayne Anderson in servicing some or all of its accounts; not all of such services may be used by Kayne Anderson in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Kayne Anderson believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by Kayne Anderson are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

We paid approximately $473,000 in brokerage commissions during the fiscal year ended November 30, 2007, of which approximately $3,000, or approximately 0.6%, were paid to our affiliate KA Associates, Inc.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE (generally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

In addition, in fair valuing our investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on the Adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	any decline in value over time due to the nature of the assets for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.

Although a trading discount will not normally be applied to freely tradable securities, Kayne Anderson may recommend to the Valuation Committee that such a discount be applied when the relevant trading market is unusually illiquid or limited, or the size of our position is large compared to normal trading volumes over time.

We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the Valuation Procedures approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

Publicly traded securities with a readily available market price are valued as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by us using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals). The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make interest payments on our securities. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains because we are a corporation. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.

In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we cannot meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The owners of our securities will be viewed for federal income tax purposes as having income or loss on their investment in our securities rather than in the underlying MLPs. The owners of our common stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

EXPERTS

Our financial statements included in our Annual Report to shareholders for the fiscal year ended November 30, 2007, incorporated by reference into this statement of additional information, have been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers, LLP is 350 South Grand Avenue, Los Angeles, California 90071.

OTHER SERVICE PROVIDERS

The Custodial Trust Company, located at 101 Carnegie Center, Princeton, New Jersey 08540, acts as our custodian. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, provides certain administrative services for us. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant providing accounting services.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to our common stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplement and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our common stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplement and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Our financial statements and financial highlights and the report of PricewaterhouseCoopers LLP thereon, contained in the following document filed by us with the SEC are hereby incorporated by reference into, and are made part of, this SAI: Our Annual Report to Stockholders for the year ended November 30, 2007 contained in its Form N-CSR filed with the SEC on February 7, 2008). A copy of such Annual Report to Stockholders must accompany the delivery of this SAI.

F-1

KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 25.	Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s audited financial statements, notes to such financial statements and the report of independent registered public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant’s Annual Report for the fiscal year ended November 30, 2007 contained in its Form N-CSR as described in the Statement of Additional Information.

2. Exhibits:

a.	(1) Articles of Incorporation.*
(2) Articles of Amendment to the Articles of Incorporation — dated August 11, 2004.**
(3) Articles of Amendment and Restatement.***
(4) Articles Supplementary for Series D Auction Rate Preferred Stock.†††
b.	(1) Bylaws of Registrant.*
(2) Amended and Restated Bylaws of Registrant.****
c.	Voting Trust Agreement — none.
d.	(1) Form of Common Share Certificate — to be filed by amendment.
e.	Form of Dividend Reinvestment Plan.†††††
f.	Long-Term Debt Instruments — none.
g.	(1) Investment Advisory Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.††††
(2) Assignment of Investment Advisory Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC.††††
h.	Form of Underwriting Agreement relating to Common stock.††††
i.	Bonus, Profit Sharing, Pension Plans — not applicable.
j.	Form of Custody Agreement.****
k.	Other Material Contracts.
(1) Administrative Services Agreement.†
(2) Transfer Agency Agreement.†
(3) Accounting Services Agreement.†
(4) Form of Loan and Pledge Agreement with Custodial Trust Company — to be filed by amendment.
l.	Opinion and Consent of Venable LLP — to be filed by amendment.
m.	Non-Resident Officers/Directors — none.
n.	Other Opinions and Consents — Consent of Registrant’s independent auditors — filed herewith.
o.	Omitted Financial Statements — none.
p.	Subscription Agreement — none.
q.	Model Retirement Plans — none.
r.	Code of Ethics.
(1) Code of Ethics of Registrant.****
(2) Code of Conduct of KA Fund Advisors, LLC.†††
s.
(1) Power of Attorney for Ms. Costin and Messrs. Good, Isenberg and McCarthy — dated March 19, 2007.††††
(2) Power of Attorney for Mr. Shea — dated June 9, 2008 — filed herewith.

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on June 15, 2004 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 25, 2004 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004 and incorporated herein by reference.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004 and incorporated herein by reference.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-122381) as filed with the Securities and Exchange Commission on March 16, 2005 and incorporated herein by reference.

†††	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on February 7, 2007 and incorporated herein by reference.

††††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on March 23, 2007 and incorporated herein by reference.

†††††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on April 11, 2007 and incorporated herein by reference.

††††††	Previously contained in Registrant’s Annual Report for the fiscal year ended November 30, 2006 contained in its form N-CSR (Accession No. 0000950137-08-001772) as filed with the Securities and Exchange Commission on February 7, 2008 and incorporated herein by reference.

Item 26.	Marketing Arrangements

Reference is made to the form of underwriting agreement for the Registrant’s common stock to be filed in an amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27.	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees		$13,755
Printing and engraving expenses		*
FINRA fee		*
NYSE Listing Fees		*
Accounting fees and expenses		*
Legal fees and expenses		*
Miscellaneous		*

Total	$	*

*	To be completed by amendment

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

Number of
Title of Class	Record Holders

Common Stock, $0.001 par value per share	*
Preferred Stock (Liquidation Preference $25,000 per share)	*
Long-term Debt ($450 million aggregate principal amount)	*

*	To be completed by amendment

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.

Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32.	Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not Applicable.

3. Not Applicable.

4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 26th day of June, 2008.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	/s/ KEVIN S. MCCARTHY*
Kevin S. McCarthy
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY* Kevin S. McCarthy	Director, Chief Executive Officer and President (principal executive officer),	June 26, 2008

/s/ TERRY A. HART* Terry A. Hart	Chief Financial Officer and Treasurer (principal financial and accounting officer)	June 26, 2008

/s/ ANNE K. COSTIN* Anne K. Costin	Director	June 26, 2008

/s/ STEVEN C. GOOD* Steven C. Good	Director	June 26, 2008

/s/ GERALD I. ISENBERG* Gerald I. Isenberg	Director	June 26, 2008

/s/ WILLIAM H. SHEA* William H. Shea	Director	June 26, 2008

*By: /s/ DAVID A. SHLADOVSKY David A. Shladovsky	Attorney-in-Fact (Pursuant to Powers of Attorney previously filed and filed herewith)

INDEX TO EXHIBITS

Exhibit	Exhibit Name

a.	(1) Articles of Incorporation.*
(2) Articles of Amendment to the Articles of Incorporation — dated August 11, 2004.**
(3) Articles of Amendment and Restatement.***
(4) Articles Supplementary for Series D Auction Rate Preferred Stock.†††
b.	(1) Bylaws of Registrant.*
(2) Amended and Restated Bylaws of Registrant.****
c.	Voting Trust Agreement — none.
d.	(1) Form of Common Share Certificate — to be filed by amendment.
e.	Form of Dividend Reinvestment Plan.†††††
f.	Long-Term Debt Instruments — none.
g.	(1) Investment Advisory Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.††††
(2) Assignment of Investment Advisory Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC.††††
h.	Form of Underwriting Agreement relating to Common stock.††††
i.	Bonus, Profit Sharing, Pension Plans — not applicable.
j.	Form of Custody Agreement.****
k.	Other Material Contracts.
(1) Administrative Services Agreement.†
(2) Transfer Agency Agreement.†
(3) Accounting Services Agreement.†
(4) Form of Loan and Pledge Agreement with Custodial Trust Company — to be filed by amendment.
l.	Opinion and Consent of Venable LLP — to be filed by amendment.
m.	Non-Resident Officers/Directors — none.
n.	Other Opinions and Consents — Consent of Registrant’s independent auditors — filed herewith.
o.	Omitted Financial Statements — none.
p.	Subscription Agreement — none.
q.	Model Retirement Plans — none.
r.	Code of Ethics.
(1) Code of Ethics of Registrant.****
(2) Code of Conduct of KA Fund Advisors, LLC.†††
s.
(1) Power of Attorney for Ms. Costin and Messrs. Good, Isenberg and McCarthy — dated March 19, 2007.††††
(2) Power of Attorney for Mr. Shea — dated June 9, 2008 — filed herewith.

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on June 15, 2004 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 25, 2004 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004 and incorporated herein by reference.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004 and incorporated herein by reference.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-122381) as filed with the Securities and Exchange Commission on March 16, 2005 and incorporated herein by reference.

†††	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on February 7, 2007 and incorporated herein by reference.

††††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on March 23, 2007 and incorporated herein by reference.

†††††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on April 11, 2007 and incorporated herein by reference.

††††††	Previously contained in Registrant’s Annual Report for the fiscal year ended November 30, 2006 contained in its form N-CSR (Accession No. 0000950137-08-001772) as filed with the Securities and Exchange Commission on February 7, 2008 and incorporated herein by reference.